                                                                    EXHIBIT 10.3

                     CHANGE-OF-CONTROL SEVERANCE AGREEMENT

                       _________________________________

                       As amended and restated effective
                                 April __, 1998
                       _________________________________


     THIS AGREEMENT (the "Agreement") made this ___ day of April, 1998 (the "Effective Date") amends, restates, and supercedes an agreement entered into on the ___ day of July, 1995 by and between Baltimore County Savings Bank, F.S.B. (the "Bank"), and Michael J. Dietz (the "Executive").

     WHEREAS, the Executive has heretofore been employed by the Bank as an executive officer, and desires to continue to be so employed; and the Bank desires the continuation of such employment by the Executive; and

     WHEREAS, the Bank deems it to be in its best interest to provide the Executive with security in the event of a Change of Control (as defined herein), and thereby to facilitate his retention and insure an orderly transition following a Change of Control; and

     WHEREAS, the parties desire by the Agreement to set forth their understanding as to their respective rights and obligations in the event the Executive's employment terminates or is changed under the circumstances set forth herein.

     NOW, THEREFORE, it is AGREED as follows:

     1.   Definitions. For purposes of this Agreement, the following terms have
          -----------
the meaning set forth below:

     (a) "Change in Duties" shall mean any one or more of the following:

          (i) a significant adverse change in the status, title, position(s), responsibilities, or scope of the Executive's authorities or duties from those applicable to him immediately prior to the date on which a Change of Control occurs;

          (ii) assignment to the Executive of any duties or responsibilities which are inconsistent with his status, title, or position(s) as in effect immediately prior to the date on which a Change of Control occurs;

          (iii) a material reduction in the Executive's total compensation from that provided to him immediately prior to the date on which a Change of Control occurs;

          (iv) a diminution in the Executive's eligibility to participate in bonus, incentive award, and other compensation plans which provide opportunities to receive compensation from the opportunities under any such plans in which he was participating immediately prior to the date on which a Change of Control occurs;

          (v) a change in the location of the Executive's principal place of employment by the Bank or its subsidiaries and affiliates by more than 30 miles from the location where he was principally employed immediately prior to the date on which a Change of Control occurs; or

          (vi) a reasonable determination by the Board of Directors of the Bank that, as a result of a Change of Control and change in circumstances thereafter significantly affecting his position, the Executive is unable to exercise the authorities, powers, functions or duties attached to his position immediately prior to the date on which a Change of Control occurs.

     (b) When the Bank is in the "mutual" form of organization, a "Change of Control" shall be deemed to have occurred if:

          (i) as a result of, or in connection with, any exchange offer, merger or other business combination, sale of assets or contested election, any combination of the foregoing transactions, or any similar transaction, the persons who were non-employee directors of the Bank before such transaction cease to constitute a majority of the Board of Directors of the Bank or any successor to the Bank;

          (ii) the Bank transfers substantially all of its assets to another corporation which is not a wholly-owned subsidiary of the Bank;

          (iii) the Bank sells substantially all of the assets of a subsidiary or affiliate which, at the time of such sale, is the principal employer of the Executive;

          (iv) any "person" including a "group", exclusive of the Board of Directors of the Bank or any committee thereof, is or becomes the "beneficial owner", directly or indirectly, of proxies of the Bank representing twenty-five percent (25%) or more of the combined voting power of the Bank's members; or

          (v) the Bank is merged or consolidated with another corporation and, as a result of the merger or consolidation, less than seventy percent (70%) of the outstanding proxies relating to the surviving or resulting corporation are given, in the aggregate, by the former members of the Bank.

     Notwithstanding the foregoing, a "Change of Control" shall not be deemed to
                                                                ---
     occur solely by reason of a transaction in which the Bank converts to the stock form of organization.

     (c) If the Bank shall be in the "stock" form of organization, a "Change of Control" shall be deemed to have occurred if:

          (i) the acquisition of ownership, holding or power to vote more than 25% of the Bank's or the Company's voting stock;

          (ii) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors;

          (iii) the acquisition of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934); or

          (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director.

     Notwithstanding the foregoing, in the case of (i), (ii) and (iii) hereof, ownership or control of the Bank by the Company itself shall not constitute a Change of Control. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     (c.1) "Company" shall mean any holding company that becomes sole owner of the Bank.

     (d) "Covered Period" shall mean a period equal to twelve (12) months after the occurrence of a Change of Control.

     (e) "Involuntary Termination" shall mean (i) any involuntary termination, or (ii) a resignation by the Executive within thirty (30) days following any Change in Duties; provided, however, that an Involuntary Termination shall not include either a Termination for Cause, or any termination as a result of death, disability, or normal retirement on or after attainment of age sixty-five (65) pursuant to a retirement plan in which the Executive was participating prior to any Change of Control.

     (f) "Termination for Cause" shall include termination because of the officer or employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease and desist order, or material breach of any provision of this Agreement or any other Agreement between Executive and the Bank.

     (g) The term "Bank" refers to the Bank and/or any succession in interest or any assignees or transferees thereof.

     2.   Term.  This Agreement shall remain in effect for the period commencing
          ----
on the Effective Date and ending on the earlier of (i) the date thirty-six (36) months after the Effective Date, and (ii) the date on which the Executive voluntarily terminates employment with the Bank. Additionally, on each annual anniversary date from the Effective Date, the term of this Agreement may be extended for an additional one (1) year period beyond the then effective expiration date provided the Board of Directors of the Bank determines in a duly adopted resolution that the performance of the Executive has met the Board's requirements and standards, that it is in the Bank's best interests to extend this Agreement, and that this Agreement shall be extended.

     3.   Severance Payment on Change of Control.  If there is a Change of
          --------------------------------------
Control and if within the Covered Period as defined herein (i) a Change in
        ---
Duties as defined herein occurs or (ii) an Involuntary Termination as defined herein occurs, then in that event the Executive shall--

     (a) be paid an amount equal to 2.99 times the annualized base salary being paid to the Executive in the immediately preceding twelve (12) month period (excluding board fees and bonuses), and

     (b) receive at the Executive's sole and exclusive election either (i) cash
                                                                ------
in an amount equal to the cost to the Executive of obtaining all health, life, disability and other benefits which the Executive would have been eligible to participate in through the second annual anniversary date of his termination of employment, based upon the benefit levels substantially equal to those that the Bank provided for the Executive at the date of the Change of Control, or (ii)
                                                                      --
continued participation in such Bank benefit plans through the second annual anniversary date of his termination of employment, but only to the extent the Executive continues to qualify for participation therein.

     4    Funding of Grantor Trust upon Change of Control.  Not later than ten
          -----------------------------------------------
business days after a Change of Control, the Bank shall (i) deposit in the Bank's Grantor Trust (the "Trust") an amount equal to the amount payable under paragraph 3(a), unless the Executive has previously provided a written release of any claims under this Agreement, and (ii) provide the trustee of the Trust with a written direction to hold said amount and any investment return thereon in a segregated account for the benefit of the Executive, and to follow the procedures set forth in the next paragraph as to the payment of such amounts from the Trust. Upon the earlier of the Trust's final payment of all amounts due under the following paragraph or the date 21 months after the Change of Control, the trustee of the Trust shall pay to the Bank the entire balance remaining in the segregated account maintained for the benefit of the Executive. The Executive shall thereafter have no further interest in the Trust.

     During the 21-consecutive month period after a Change of Control, the Executive may provide the trustee of the Trust with a written notice requesting that the trustee pay to the Executive an amount designated in the notice as being payable pursuant to this Agreement. Within three business days after receiving said notice, the trustee of the Trust shall send a copy of the notice to the Bank via overnight and registered mail return receipt requested. On the tenth (10th) business day after mailing said notice to the Bank, the trustee of the Trust shall pay the Executive the amount designated therein in immediately available funds, unless prior thereto the Bank provides the trustee with a written notice directing the trustee to withhold such payment. In the latter event, the trustee shall submit the dispute to non-appealable binding arbitration for a determination of the amount payable to the Executive pursuant to this Agreement, and the costs of such arbitration shall be paid by the Bank. The trustee shall choose the arbitrator to settle the dispute, and such arbitrator shall be bound by the rules of the American Arbitration Association in making his determination. The parties and the trustee shall be bound by the results of the arbitration and, within three days of the determination by the arbitrator, the trustee shall pay from the Trust the amounts required to be paid to the Executive and/or the Bank, and in no event shall the trustee be liable to either party for making the payments as determined by the arbitrator.

     5.   Amendment and Termination.
          -------------------------

     (a) Before a Change of Control. The Bank's Board of Directors may, in its sole discretion, amend this Agreement without the consent of the Executive at any time prior to a Change of Control; provided, however, no amendment may be made by the Bank if it operates to reduce the Executive's rights hereunder.

     (b) After a Change of Control. This Agreement may not be terminated or amended by the Bank or its successor following a Change of Control, unless the Executive consents in writing to be bound thereby.

     (c) Termination or Suspension Under Federal Law. Notwithstanding any other provision of this Agreement to the contrary --

          (i) Notwithstanding the foregoing, but only to the extent required under federal banking law, the benefits payable hereunder to the Executive shall be reduced to the extent that either (A) the present value of such benefits exceeds the limitations set forth in Regulatory Bulletin 27a of the Office of Thrift Supervision ("OTS"), as in effect on the Effective Date, or (B) such reduction is necessary to avoid subjecting the Bank to loss of any deductions pursuant to Section 280G of the Internal Revenue Code of 1986, as amended.

          (ii) The Executive shall have no right to receive compensation or other benefits for any period after Termination for Cause.

          (iii) If the Executive is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(4) or (g)(1)), all obliga tions of the Bank under this Agreement shall terminate, as of the effective date of the order, but any vested rights of the parties shall not be affected.

          (iv) If the Bank is in default (as defined in Section 3(x)(1) of FDIA), all obligations under this Agreement shall terminate as of the date of default; however, this paragraph shall not affect any vested rights of the parties.

          (v) All obligations under this Agreement shall terminate, except to the extent that continuation of this Agreement is necessary for the continued operation of the Bank: (i) by the Director of OTS, or his or her designee, at the time that the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of FDIA; or (ii) by the Director of OTS, or his or her designee, at the time that the Director of OTS, or his or her designee, approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director of OTS to be in an unsafe or unsound condition. Such action shall not affect any vested rights of the parties.

          (vi) If a notice served under Section 8(e)(3) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(3) and (g)(1)) suspends and/or temporarily prohibits the Executive from participating in the conduct of the Bank's affairs, the Bank's obligations under this Agreement shall be suspended as of the date of such service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank shall: (a) pay the Executive any compensation which was withheld while its contract obligations were suspended; and (b) reinstate any of its remaining obligations, which were suspended and which are still due to the Executive from the Bank even after the Bank makes the payment to the Executive set forth in subparagraph (a) of this paragraph (c)(vi).

          (vii) Any payments made to the Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. Section 1828(k) and any regulations promulgated thereunder.

     6.   Administration.  Full power and discretionary authority to construe,
          --------------
interpret and administer this Agreement shall be vested in the Board of Directors of the Bank. Decisions of the Board of Directors of the Bank shall be presumptively final, conclusive and binding on all parties, but shall be subject to paragraph 6 of this Agreement.

     7.   Attorney Fees.  In the event that any dispute arises between the
          -------------
Executive and the Bank as to the terms or interpretation of this Agreement, whether instituted by formal legal proceedings or otherwise, including any action that the Executive takes to enforce the terms of this Agreement or to defend against any action taken by the Bank, the Executive shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, provided that the Executive shall obtain a final judgement or settlement substantially in his favor in a court of competent jurisdiction or in binding arbitration under the rules of the American Arbitration Board. Such reimbursement shall be paid within ten (10) days of the Executive's furnishing to the Bank written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by the Executive.

     8.   No Assignment.  The Executive's right to receive payments or benefits
          -------------
under this Agreement shall not be assignable or transferable whether by pledge, creation of a security interest or otherwise, other than a transfer by will or by the laws of descent or distribution as to compensation due hereunder to the Executive by the Bank prior to the Executive's death. In the event of any attempted assignment or transfer contrary to this paragraph 8, the Bank shall have no liability to pay any amount so attempted to be assigned or transferred. This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees, if, and only if, compensation is due hereunder to the Executive by the Bank prior to the Executive's death.

     9.   Successors.  This Agreement shall be binding upon and inure to the
          ----------
benefit of the Bank, its successor and assigns (including, without limitation, any company into or with which the Bank may merge or consolidate).

     10.  Miscellaneous.
          -------------

     (a) Applicable Law. This contract is entered into under, and shall be governed for all purposes by, the laws of the State of Maryland, except to the extent that federal law controls the matter, and, in that event, this Agreement shall be governed by federal law applicable to any provisions of this Agreement.

     (b) Severability of Provisions. If a court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable, then the invalidity or unenforceability of that provision shall not affect the validity or enforceability of any other provision of this Agreement and all other provisions shall remain in full force and effect.

     (c) Withholding of Taxes. The Bank may withhold from any benefits payable under this Agreement all federal, state, city or other taxes as may be required pursuant to any law, governmental regulation or ruling.

     (d) Entire Agreement. This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof and shall not be altered or amended except by a writing executed in the same manner as the Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the day and year specified in the first paragraph hereof.



ATTEST:                         BALTIMORE COUNTY SAVINGS BANK, F.S.B.



                                By
-------------------------         -----------------------------------
Secretary                           Its Chairman of the Board



WITNESS:


-------------------------         -----------------------------------
                                    Michael J. Dietz

                     CHANGE-OF-CONTROL SEVERANCE AGREEMENT

                       _________________________________

                       As amended and restated effective
                                 April __, 1998
                       _________________________________


     THIS AGREEMENT (the "Agreement") made this ___ day of April, 1998 (the "Effective Date") amends, restates, and supercedes an agreement entered into on the ___ day of July, 1995 by and between Baltimore County Savings Bank, F.S.B. (the "Bank"), and Gary C. Loraditch, CPA, Esquire (the "Executive").

     WHEREAS, the Executive has heretofore been employed by the Bank as an executive officer, and desires to continue to be so employed; and the Bank desires the continuation of such employment by the Executive; and

     WHEREAS, the Bank deems it to be in its best interest to provide the Executive with security in the event of a Change of Control (as defined herein), and thereby to facilitate his retention and insure an orderly transition following a Change of Control; and

     WHEREAS, the parties desire by the Agreement to set forth their understanding as to their respective rights and obligations in the event the Executive's employment terminates or is changed under the circumstances set forth herein.

     NOW, THEREFORE, it is AGREED as follows:

     1.   Definitions. For purposes of this Agreement, the following terms have
          -----------
the meaning set forth below:

     (a) "Change in Duties" shall mean any one or more of the following:

          (i) a significant adverse change in the status, title, position(s), responsibilities, or scope of the Executive's authorities or duties from those applicable to him immediately prior to the date on which a Change of Control occurs;

          (ii) assignment to the Executive of any duties or responsibilities which are inconsistent with his status, title, or position(s) as in effect immediately prior to the date on which a Change of Control occurs;

          (iii) a material reduction in the Executive's total compensation from that provided to him immediately prior to the date on which a Change of Control occurs;

          (iv) a diminution in the Executive's eligibility to participate in bonus, incentive award, and other compensation plans which provide opportunities to receive compensation from the opportunities under any such plans in which he was participating immediately prior to the date on which a Change of Control occurs;

          (v) a change in the location of the Executive's principal place of employment by the Bank or its subsidiaries and affiliates by more than 30 miles from the location where he was principally employed immediately prior to the date on which a Change of Control occurs; or

          (vi) a reasonable determination by the Board of Directors of the Bank that, as a result of a Change of Control and change in circumstances thereafter significantly affecting his position, the Executive is unable to exercise the authorities, powers, functions or duties attached to his position immediately prior to the date on which a Change of Control occurs.

     (b) When the Bank is in the "mutual" form of organization, a "Change of Control" shall be deemed to have occurred if:

          (i) as a result of, or in connection with, any exchange offer, merger or other business combination, sale of assets or contested election, any combination of the foregoing transactions, or any similar transaction, the persons who were non-employee directors of the Bank before such transaction cease to constitute a majority of the Board of Directors of the Bank or any successor to the Bank;

          (ii) the Bank transfers substantially all of its assets to another corporation which is not a wholly-owned subsidiary of the Bank;

          (iii) the Bank sells substantially all of the assets of a subsidiary or affiliate which, at the time of such sale, is the principal employer of the Executive;

          (iv) any "person" including a "group", exclusive of the Board of Directors of the Bank or any committee thereof, is or becomes the "beneficial owner", directly or indirectly, of proxies of the Bank representing twenty-five percent (25%) or more of the combined voting power of the Bank's members; or

          (v) the Bank is merged or consolidated with another corporation and, as a result of the merger or consolidation, less than seventy percent (70%) of the outstanding proxies relating to the surviving or resulting corporation are given, in the aggregate, by the former members of the Bank.

     Notwithstanding the foregoing, a "Change of Control" shall not be deemed to
                                                                ---
     occur solely by reason of a transaction in which the Bank converts to the stock form of organization.

     (c) If the Bank shall be in the "stock" form of organization, a "Change of Control" shall be deemed to have occurred if:

          (i) the acquisition of ownership, holding or power to vote more than 25% of the Bank's or the Company's voting stock;

          (ii) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors;

          (iii) the acquisition of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934); or

          (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director.

     Notwithstanding the foregoing, in the case of (i), (ii) and (iii) hereof, ownership or control of the Bank by the Company itself shall not constitute a Change of Control. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     (c.1) "Company" shall mean any holding company that becomes sole owner of the Bank.

     (d) "Covered Period" shall mean a period equal to twelve (12) months after the occurrence of a Change of Control.

     (e) "Involuntary Termination" shall mean (i) any involuntary termination, or (ii) a resignation by the Executive within thirty (30) days following any Change in Duties; provided, however, that an Involuntary Termination shall not include either a Termination for Cause, or any termination as a result of death, disability, or normal retirement on or after attainment of age sixty-five (65) pursuant to a retirement plan in which the Executive was participating prior to any Change of Control.

     (f) "Termination for Cause" shall include termination because of the officer or employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease and desist order, or material breach of any provision of this Agreement or any other Agreement between Executive and the Bank.

     (g) The term "Bank" refers to the Bank and/or any succession in interest or any assignees or transferees thereof.

     2.   Term.  This Agreement shall remain in effect for the period commencing
          ----
on the Effective Date and ending on the earlier of (i) the date thirty-six (36) months after the Effective Date, and (ii) the date on which the Executive voluntarily terminates employment with the Bank. Additionally, on each annual anniversary date from the Effective Date, the term of this Agreement may be extended for an additional one (1) year period beyond the then effective expiration date provided the Board of Directors of the Bank determines in a duly adopted resolution that the performance of the Executive has met the Board's requirements and standards, that it is in the Bank's best interests to extend this Agreement, and that this Agreement shall be extended.

     3.   Severance Payment on Change of Control.  If there is a Change of
          --------------------------------------
Control and if within the Covered Period as defined herein (i) a Change in
        ---
Duties as defined herein occurs or (ii) an Involuntary Termination as defined herein occurs, then in that event the Executive shall--

     (a) be paid an amount equal to 2.99 times the annualized base salary being paid to the Executive in the immediately preceding twelve (12) month period (excluding board fees and bonuses), and

     (b) receive at the Executive's sole and exclusive election either (i) cash
                                                                ------
in an amount equal to the cost to the Executive of obtaining all health, life, disability and other benefits which the Executive would have been eligible to participate in through the second annual anniversary date of his termination of employment, based upon the benefit levels substantially equal to those that the Bank provided for the Executive at the date of the Change of Control, or (ii)
                                                                      --
continued participation in such Bank benefit plans through the second annual anniversary date of his termination of employment, but only to the extent the Executive continues to qualify for participation therein.

     4    Funding of Grantor Trust upon Change of Control.  Not later than ten
          -----------------------------------------------
business days after a Change of Control, the Bank shall (i) deposit in the Bank's Grantor Trust (the "Trust") an amount equal to the amount payable under paragraph 3(a), unless the Executive has previously provided a written release of any claims under this Agreement, and (ii) provide the trustee of the Trust with a written direction to hold said amount and any investment return thereon in a segregated account for the benefit of the Executive, and to follow the procedures set forth in the next paragraph as to the payment of such amounts from the Trust. Upon the earlier of the Trust's final payment of all amounts due under the following paragraph or the date 21 months after the Change of Control, the trustee of the Trust shall pay to the Bank the entire balance remaining in the segregated account maintained for the benefit of the Executive. The Executive shall thereafter have no further interest in the Trust.

     During the 21-consecutive month period after a Change of Control, the Executive may provide the trustee of the Trust with a written notice requesting that the trustee pay to the Executive an amount designated in the notice as being payable pursuant to this Agreement. Within three business days after receiving said notice, the trustee of the Trust shall send a copy of the notice to the Bank via overnight and registered mail return receipt requested. On the tenth (10th) business day after mailing said notice to the Bank, the trustee of the Trust shall pay the Executive the amount designated therein in immediately available funds, unless prior thereto the Bank provides the trustee with a written notice directing the trustee to withhold such payment. In the latter event, the trustee shall submit the dispute to non-appealable binding arbitration for a determination of the amount payable to the Executive pursuant to this Agreement, and the costs of such arbitration shall be paid by the Bank. The trustee shall choose the arbitrator to settle the dispute, and such arbitrator shall be bound by the rules of the American Arbitration Association in making his determination. The parties and the trustee shall be bound by the results of the arbitration and, within three days of the determination by the arbitrator, the trustee shall pay from the Trust the amounts required to be paid to the Executive and/or the Bank, and in no event shall the trustee be liable to either party for making the payments as determined by the arbitrator.

     5.   Amendment and Termination.
          -------------------------

     (a) Before a Change of Control. The Bank's Board of Directors may, in its sole discretion, amend this Agreement without the consent of the Executive at any time prior to a Change of Control; provided, however, no amendment may be made by the Bank if it operates to reduce the Executive's rights hereunder.

     (b) After a Change of Control. This Agreement may not be terminated or amended by the Bank or its successor following a Change of Control, unless the Executive consents in writing to be bound thereby.

     (c) Termination or Suspension Under Federal Law. Notwithstanding any other provision of this Agreement to the contrary --

          (i) Notwithstanding the foregoing, but only to the extent required under federal banking law, the benefits payable hereunder to the Executive shall be reduced to the extent that either (A) the present value of such benefits exceeds the limitations set forth in Regulatory Bulletin 27a of the Office of Thrift Supervision ("OTS"), as in effect on the Effective Date, or (B) such reduction is necessary to avoid subjecting the Bank to loss of any deductions pursuant to Section 280G of the Internal Revenue Code of 1986, as amended.

          (ii) The Executive shall have no right to receive compensation or other benefits for any period after Termination for Cause.

          (iii) If the Executive is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(4) or (g)(1)), all obliga tions of the Bank under this Agreement shall terminate, as of the effective date of the order, but any vested rights of the parties shall not be affected.

          (iv) If the Bank is in default (as defined in Section 3(x)(1) of FDIA), all obligations under this Agreement shall terminate as of the date of default; however, this paragraph shall not affect any vested rights of the parties.

          (v) All obligations under this Agreement shall terminate, except to the extent that continuation of this Agreement is necessary for the continued operation of the Bank: (i) by the Director of OTS, or his or her designee, at the time that the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of FDIA; or (ii) by the Director of OTS, or his or her designee, at the time that the Director of OTS, or his or her designee, approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director of OTS to be in an unsafe or unsound condition. Such action shall not affect any vested rights of the parties.

          (vi) If a notice served under Section 8(e)(3) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(3) and (g)(1)) suspends and/or temporarily prohibits the Executive from participating in the conduct of the Bank's affairs, the Bank's obligations under this Agreement shall be suspended as of the date of such service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank shall: (a) pay the Executive any compensation which was withheld while its contract obligations were suspended; and (b) reinstate any of its remaining obligations, which were suspended and which are still due to the Executive from the Bank even after the Bank makes the payment to the Executive set forth in subparagraph (a) of this paragraph (c)(vi).

          (vii) Any payments made to the Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. Section 1828(k) and any regulations promulgated thereunder.

     6.   Administration.  Full power and discretionary authority to construe,
          --------------
interpret and administer this Agreement shall be vested in the Board of Directors of the Bank. Decisions of the Board of Directors of the Bank shall be presumptively final, conclusive and binding on all parties, but shall be subject to paragraph 6 of this Agreement.

     7.   Attorney Fees.  In the event that any dispute arises between the
          -------------
Executive and the Bank as to the terms or interpretation of this Agreement, whether instituted by formal legal proceedings or otherwise, including any action that the Executive takes to enforce the terms of this Agreement or to defend against any action taken by the Bank, the Executive shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, provided that the Executive shall obtain a final judgement or settlement substantially in his favor in a court of competent jurisdiction or in binding arbitration under the rules of the American Arbitration Board. Such reimbursement shall be paid within ten (10) days of the Executive's furnishing to the Bank written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by the Executive.

     8.   No Assignment.  The Executive's right to receive payments or benefits
          -------------
under this Agreement shall not be assignable or transferable whether by pledge, creation of a security interest or otherwise, other than a transfer by will or by the laws of descent or distribution as to compensation due hereunder to the Executive by the Bank prior to the Executive's death. In the event of any attempted assignment or transfer contrary to this paragraph 8, the Bank shall have no liability to pay any amount so attempted to be assigned or transferred. This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees, if, and only if, compensation is due hereunder to the Executive by the Bank prior to the Executive's death.

     9.   Successors.  This Agreement shall be binding upon and inure to the
          ----------
benefit of the Bank, its successor and assigns (including, without limitation, any company into or with which the Bank may merge or consolidate).

     10.  Miscellaneous.
          -------------

     (a) Applicable Law. This contract is entered into under, and shall be governed for all purposes by, the laws of the State of Maryland, except to the extent that federal law controls the matter, and, in that event, this Agreement shall be governed by federal law applicable to any provisions of this Agreement.

     (b) Severability of Provisions. If a court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable, then the invalidity or unenforceability of that provision shall not affect the validity or enforceability of any other provision of this Agreement and all other provisions shall remain in full force and effect.

     (c) Withholding of Taxes. The Bank may withhold from any benefits payable under this Agreement all federal, state, city or other taxes as may be required pursuant to any law, governmental regulation or ruling.

     (d) Entire Agreement. This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof and shall not be altered or amended except by a writing executed in the same manner as the Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the day and year specified in the first paragraph hereof.



ATTEST:                         BALTIMORE COUNTY SAVINGS BANK, F.S.B.




                                By
---------------------------       ------------------------------------
Secretary                           Its Chairman of the Board



WITNESS:


---------------------------       ------------------------------------
                                    Gary C. Loraditch

                     CHANGE-OF-CONTROL SEVERANCE AGREEMENT

                       _________________________________

                       As amended and restated effective
                                 April __, 1998
                       _________________________________


     THIS AGREEMENT (the "Agreement") made this ___ day of April, 1998 (the "Effective Date") amends, restates, and supercedes an agreement entered into on the ___ day of July, 1995 by and between Baltimore County Savings Bank, F.S.B. (the "Bank"), and William M. Loughran (the "Executive").

     WHEREAS, the Executive has heretofore been employed by the Bank as an executive officer, and desires to continue to be so employed; and the Bank desires the continuation of such employment by the Executive; and

     WHEREAS, the Bank deems it to be in its best interest to provide the Executive with security in the event of a Change of Control (as defined herein), and thereby to facilitate his retention and insure an orderly transition following a Change of Control; and

     WHEREAS, the parties desire by the Agreement to set forth their understanding as to their respective rights and obligations in the event the Executive's employment terminates or is changed under the circumstances set forth herein.

     NOW, THEREFORE, it is AGREED as follows:

     1.   Definitions. For purposes of this Agreement, the following terms have
          -----------
the meaning set forth below:

     (a) "Change in Duties" shall mean any one or more of the following:

          (i) a significant adverse change in the status, title, position(s), responsibilities, or scope of the Executive's authorities or duties from those applicable to him immediately prior to the date on which a Change of Control occurs;

          (ii) assignment to the Executive of any duties or responsibilities which are inconsistent with his status, title, or position(s) as in effect immediately prior to the date on which a Change of Control occurs;

          (iii) a material reduction in the Executive's total compensation from that provided to him immediately prior to the date on which a Change of Control occurs;

          (iv) a diminution in the Executive's eligibility to participate in bonus, incentive award, and other compensation plans which provide opportunities to receive compensation from the opportunities under any such plans in which he was participating immediately prior to the date on which a Change of Control occurs;

          (v) a change in the location of the Executive's principal place of employment by the Bank or its subsidiaries and affiliates by more than 30 miles from the location where he was principally employed immediately prior to the date on which a Change of Control occurs; or

          (vi) a reasonable determination by the Board of Directors of the Bank that, as a result of a Change of Control and change in circumstances thereafter significantly affecting his position, the Executive is unable to exercise the authorities, powers, functions or duties attached to his position immediately prior to the date on which a Change of Control occurs.

     (b) When the Bank is in the "mutual" form of organization, a "Change of Control" shall be deemed to have occurred if:

          (i) as a result of, or in connection with, any exchange offer, merger or other business combination, sale of assets or contested election, any combination of the foregoing transactions, or any similar transaction, the persons who were non-employee directors of the Bank before such transaction cease to constitute a majority of the Board of Directors of the Bank or any successor to the Bank;

          (ii) the Bank transfers substantially all of its assets to another corporation which is not a wholly-owned subsidiary of the Bank;

          (iii) the Bank sells substantially all of the assets of a subsidiary or affiliate which, at the time of such sale, is the principal employer of the Executive;

          (iv) any "person" including a "group", exclusive of the Board of Directors of the Bank or any committee thereof, is or becomes the "beneficial owner", directly or indirectly, of proxies of the Bank representing twenty-five percent (25%) or more of the combined voting power of the Bank's members; or

          (v) the Bank is merged or consolidated with another corporation and, as a result of the merger or consolidation, less than seventy percent (70%) of the outstanding proxies relating to the surviving or resulting corporation are given, in the aggregate, by the former members of the Bank.

     Notwithstanding the foregoing, a "Change of Control" shall not be deemed to
                                                                ---
     occur solely by reason of a transaction in which the Bank converts to the stock form of organization.

     (c) If the Bank shall be in the "stock" form of organization, a "Change of Control" shall be deemed to have occurred if:

          (i) the acquisition of ownership, holding or power to vote more than 25% of the Bank's or the Company's voting stock;

          (ii) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors;

          (iii) the acquisition of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934); or

          (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director.

     Notwithstanding the foregoing, in the case of (i), (ii) and (iii) hereof, ownership or control of the Bank by the Company itself shall not constitute a Change of Control. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     (c.1) "Company" shall mean any holding company that becomes sole owner of the Bank.

     (d) "Covered Period" shall mean a period equal to twelve (12) months after the occurrence of a Change of Control.

     (e) "Involuntary Termination" shall mean (i) any involuntary termination, or (ii) a resignation by the Executive within thirty (30) days following any Change in Duties; provided, however, that an Involuntary Termination shall not include either a Termination for Cause, or any termination as a result of death, disability, or normal retirement on or after attainment of age sixty-five (65) pursuant to a retirement plan in which the Executive was participating prior to any Change of Control.

     (f) "Termination for Cause" shall include termination because of the officer or employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease and desist order, or material breach of any provision of this Agreement or any other Agreement between Executive and the Bank.

     (g) The term "Bank" refers to the Bank and/or any succession in interest or any assignees or transferees thereof.

     2.   Term.  This Agreement shall remain in effect for the period commencing
          ----
on the Effective Date and ending on the earlier of (i) the date thirty-six (36) months after the Effective Date, and (ii) the date on which the Executive voluntarily terminates employment with the Bank. Additionally, on each annual anniversary date from the Effective Date, the term of this Agreement may be extended for an additional one (1) year period beyond the then effective expiration date provided the Board of Directors of the Bank determines in a duly adopted resolution that the performance of the Executive has met the Board's requirements and standards, that it is in the Bank's best interests to extend this Agreement, and that this Agreement shall be extended.

     3.   Severance Payment on Change of Control.  If there is a Change of
          --------------------------------------
Control and if within the Covered Period as defined herein (i) a Change in
        ---
Duties as defined herein occurs or (ii) an Involuntary Termination as defined herein occurs, then in that event the Executive shall--

     (a) be paid an amount equal to 2.99 times the annualized base salary being paid to the Executive in the immediately preceding twelve (12) month period (excluding board fees and bonuses), and

     (b) receive at the Executive's sole and exclusive election either (i) cash
                                                                ------
in an amount equal to the cost to the Executive of obtaining all health, life, disability and other benefits which the Executive would have been eligible to participate in through the second annual anniversary date of his termination of employment, based upon the benefit levels substantially equal to those that the Bank provided for the Executive at the date of the Change of Control, or (ii)
                                                                      --
continued participation in such Bank benefit plans through the second annual anniversary date of his termination of employment, but only to the extent the Executive continues to qualify for participation therein.

     4    Funding of Grantor Trust upon Change of Control.  Not later than ten
          -----------------------------------------------
business days after a Change of Control, the Bank shall (i) deposit in the Bank's Grantor Trust (the "Trust") an amount equal to the amount payable under paragraph 3(a), unless the Executive has previously provided a written release of any claims under this Agreement, and (ii) provide the trustee of the Trust with a written direction to hold said amount and any investment return thereon in a segregated account for the benefit of the Executive, and to follow the procedures set forth in the next paragraph as to the payment of such amounts from the Trust. Upon the earlier of the Trust's final payment of all amounts due under the following paragraph or the date 21 months after the Change of Control, the trustee of the Trust shall pay to the Bank the entire balance remaining in the segregated account maintained for the benefit of the Executive. The Executive shall thereafter have no further interest in the Trust.

     During the 21-consecutive month period after a Change of Control, the Executive may provide the trustee of the Trust with a written notice requesting that the trustee pay to the Executive an amount designated in the notice as being payable pursuant to this Agreement. Within three business days after receiving said notice, the trustee of the Trust shall send a copy of the notice to the Bank via overnight and registered mail return receipt requested. On the tenth (10th) business day after mailing said notice to the Bank, the trustee of the Trust shall pay the Executive the amount designated therein in immediately available funds, unless prior thereto the Bank provides the trustee with a written notice directing the trustee to withhold such payment. In the latter event, the trustee shall submit the dispute to non-appealable binding arbitration for a determination of the amount payable to the Executive pursuant to this Agreement, and the costs of such arbitration shall be paid by the Bank. The trustee shall choose the arbitrator to settle the dispute, and such arbitrator shall be bound by the rules of the American Arbitration Association in making his determination. The parties and the trustee shall be bound by the results of the arbitration and, within three days of the determination by the arbitrator, the trustee shall pay from the Trust the amounts required to be paid to the Executive and/or the Bank, and in no event shall the trustee be liable to either party for making the payments as determined by the arbitrator.

     5.   Amendment and Termination.
          -------------------------

     (a) Before a Change of Control. The Bank's Board of Directors may, in its sole discretion, amend this Agreement without the consent of the Executive at any time prior to a Change of Control; provided, however, no amendment may be made by the Bank if it operates to reduce the Executive's rights hereunder.

     (b) After a Change of Control. This Agreement may not be terminated or amended by the Bank or its successor following a Change of Control, unless the Executive consents in writing to be bound thereby.

     (c) Termination or Suspension Under Federal Law. Notwithstanding any other provision of this Agreement to the contrary --

          (i) Notwithstanding the foregoing, but only to the extent required under federal banking law, the benefits payable hereunder to the Executive shall be reduced to the extent that either (A) the present value of such benefits exceeds the limitations set forth in Regulatory Bulletin 27a of the Office of Thrift Supervision ("OTS"), as in effect on the Effective Date, or (B) such reduction is necessary to avoid subjecting the Bank to loss of any deductions pursuant to Section 280G of the Internal Revenue Code of 1986, as amended.

          (ii) The Executive shall have no right to receive compensation or other benefits for any period after Termination for Cause.

          (iii) If the Executive is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(4) or (g)(1)), all obliga tions of the Bank under this Agreement shall terminate, as of the effective date of the order, but any vested rights of the parties shall not be affected.

          (iv) If the Bank is in default (as defined in Section 3(x)(1) of FDIA), all obligations under this Agreement shall terminate as of the date of default; however, this paragraph shall not affect any vested rights of the parties.

          (v) All obligations under this Agreement shall terminate, except to the extent that continuation of this Agreement is necessary for the continued operation of the Bank: (i) by the Director of OTS, or his or her designee, at the time that the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of FDIA; or (ii) by the Director of OTS, or his or her designee, at the time that the Director of OTS, or his or her designee, approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director of OTS to be in an unsafe or unsound condition. Such action shall not affect any vested rights of the parties.

          (vi) If a notice served under Section 8(e)(3) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(3) and (g)(1)) suspends and/or temporarily prohibits the Executive from participating in the conduct of the Bank's affairs, the Bank's obligations under this Agreement shall be suspended as of the date of such service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank shall: (a) pay the Executive any compensation which was withheld while its contract obligations were suspended; and (b) reinstate any of its remaining obligations, which were suspended and which are still due to the Executive from the Bank even after the Bank makes the payment to the Executive set forth in subparagraph (a) of this paragraph (c)(vi).

          (vii) Any payments made to the Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. Section 1828(k) and any regulations promulgated thereunder.

     6.   Administration.  Full power and discretionary authority to construe,
          --------------
interpret and administer this Agreement shall be vested in the Board of Directors of the Bank. Decisions of the Board of Directors of the Bank shall be presumptively final, conclusive and binding on all parties, but shall be subject to paragraph 6 of this Agreement.

     7.   Attorney Fees.  In the event that any dispute arises between the
          -------------
Executive and the Bank as to the terms or interpretation of this Agreement, whether instituted by formal legal proceedings or otherwise, including any action that the Executive takes to enforce the terms of this Agreement or to defend against any action taken by the Bank, the Executive shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, provided that the Executive shall obtain a final judgement or settlement substantially in his favor in a court of competent jurisdiction or in binding arbitration under the rules of the American Arbitration Board. Such reimbursement shall be paid within ten (10) days of the Executive's furnishing to the Bank written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by the Executive.

     8.   No Assignment.  The Executive's right to receive payments or benefits
          -------------
under this Agreement shall not be assignable or transferable whether by pledge, creation of a security interest or otherwise, other than a transfer by will or by the laws of descent or distribution as to compensation due hereunder to the Executive by the Bank prior to the Executive's death. In the event of any attempted assignment or transfer contrary to this paragraph 8, the Bank shall have no liability to pay any amount so attempted to be assigned or transferred. This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees, if, and only if, compensation is due hereunder to the Executive by the Bank prior to the Executive's death.

     9.   Successors.  This Agreement shall be binding upon and inure to the
          ----------
benefit of the Bank, its successor and assigns (including, without limitation, any company into or with which the Bank may merge or consolidate).

     10.  Miscellaneous.
          -------------

     (a) Applicable Law. This contract is entered into under, and shall be governed for all purposes by, the laws of the State of Maryland, except to the extent that federal law controls the matter, and, in that event, this Agreement shall be governed by federal law applicable to any provisions of this Agreement.

     (b) Severability of Provisions. If a court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable, then the invalidity or unenforceability of that provision shall not affect the validity or enforceability of any other provision of this Agreement and all other provisions shall remain in full force and effect.

     (c) Withholding of Taxes. The Bank may withhold from any benefits payable under this Agreement all federal, state, city or other taxes as may be required pursuant to any law, governmental regulation or ruling.

     (d) Entire Agreement. This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof and shall not be altered or amended except by a writing executed in the same manner as the Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the day and year specified in the first paragraph hereof.



ATTEST:                         BALTIMORE COUNTY SAVINGS BANK, F.S.B.





                                By
-----------------------           -----------------------------------
Secretary                           Its Chairman of the Board



WITNESS:


-----------------------           -----------------------------------
                                    William M. Loughran